SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Dated July 7, 2004

of

AGCO CORPORATION

A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930

4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200

Item 5. Other Events and Required FD Disclosure

     On July 2, 2004, AGCO Corporation issued the press release attached hereto as Exhibit 99.1 announcing the restructuring of its Randers, Denmark facility.

Item 7. Exhibits

     The following exhibit is filed with this report:

     99.1      Press release dated July 2, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO CORPORATION

Date: July 7, 2004	By:	/s/ Andrew Beck Andrew Beck Senior Vice President and Chief Financial Officer